Summary Prospectus December 24, 2025

Harrison Street Infrastructure Active ETF

Principal U.S. Listing Exchange for the Fund: The Nasdaq Stock Market, LLC

Ticker Symbol: NFRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at www.harrisonstlistedinfra.com. You may also obtain this information at no cost by calling (877) 200-1878 or by e-mail at infraetf@harrisonstpw.com. The Fund’s Prospectus and Statement of Additional Information, each dated December 24, 2025, as revised from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Harrison Street Infrastructure Active ETF (the “Fund”) seeks long-term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.30%
Total Annual Operating Expenses	0.85%
Fee Waiver And/Or Expense Reimbursement(2)	-0.05%
Total Annual Operating Expenses After Waiver/Reimbursement	0.80%

(1)	Based on estimated amounts for the current fiscal year.
(2)	Contractual arrangements have been made with the Fund’s investment manager, Harrison Street Private Wealth LLC (“Harrison Street” or the “Adviser”), through April 30, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.80%, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. These arrangements will be in place for at least one year from the date of this Prospectus and cannot be terminated prior without the Board of Trustees’ consent.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the one year end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$82	$266

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in a portfolio of equity securities of infrastructure companies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of infrastructure companies. The Fund defines an “infrastructure company” as a company that is engaged in or a real estate investment trust (“REIT”) that primarily invests in companies that engage in the development, operation, ownership, and/or management of infrastructure, including (a) communications infrastructure, including communications services, cable, data centers, fiber, satellites, wireless towers, wireline, telecom tower “REITs”, and data center REITs; (b) energy infrastructure, including oil and gas storage and transportation; (c) transportation infrastructure, including airports, marine ports, railroads, and toll roads; (d) utility infrastructure, including independent power and renewable electricity producers, electric utilities, gas utilities, multi-utilities, and water utilities; and (e) other infrastructure, including, but not limited to, engineering and construction, waste management, environmental services, student housing, and hospitals. The Fund may invest in issuers of any market capitalization. Accordingly, the Fund will concentrate (i.e., invest more than 25% of the value of the Fund’s assets) its investment in infrastructure companies.

Using fundamental investment analysis, Harrison Street generally seeks to invest in publicly traded equity securities of U.S. and non-U.S. infrastructure companies, including American Depositary Receipts (“ADRs”) of non-U.S. infrastructure companies, that it believes present attractive investment opportunities. Generally, Harrison Street seeks to invest in companies that it believes are attractively valued, based upon metrics such as relative price to earnings and price to cash flow multiples. In addition, when making investment decisions, Harrison Street will also consider relevant top-down variables, such as macroeconomic factors, including economic growth, interest rates, and inflation, when it believes they are financially material to an investment. Harrison Street also seeks to produce income for the Fund by investing in dividend paying equity securities.

The Fund will generally invest in publicly traded common stocks of companies and shares of REITs, and will also opportunistically invest a smaller portion of the Fund’s portfolio in other types of equity securities, such as depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants), when Harrison Street believes doing so is the Fund’s interest.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

●	Common Stocks Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

●	Preferred Stock Risk. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.

●	Convertible Securities Risk. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. In addition, convertible securities generally have less potential for gain than common stocks and generally pay less income than non-convertible bonds.

Infrastructure Companies Risk. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens and costs of ownership of infrastructure; changes in interest rates and the availability and cost of capital that may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; supply chain, distribution, and business disruptions; changes in laws and regulations, including environmental and planning laws, and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; disruptive weather and environmental effects; changes in energy prices; changes in fiscal and monetary policies; negative developments in the domestic and international economy; and uninsured casualties. Some infrastructure companies may rely heavily on government contracts or other forms of public sector financing and thus are subject to heightened political risks, including reduced government spending or changes in policy priorities. Certain companies are subject to extensive government regulation and may incur significant compliance costs. They also may face the risk of liability for environmental damage or infrastructure failures.

Infrastructure Companies Concentration Risk. The Fund’s strategy of concentrating (i.e., investing more than 25% of the value of the Fund’s assets) in infrastructure companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●	Currency and Exchange Rate Risks The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

●	Emerging Markets Risk. The Fund may invest directly or indirectly, via ADRs, in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility.

○	Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. In addition, the Adviser relies on the services of certain executive officers who have relevant knowledge of the investments in which the Fund may invest and familiarity with the Fund’s investment objectives, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

REITs Risk. The Fund may invest in entities that are intended to qualify as REITs. The risks of investing in REITs include certain risks associated with the real estate industry in general. Investments in REITs also involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). In addition, REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no guarantee that any entity in or through which the Fund invests will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment and could adversely affect the Fund’s NAV.

Large Shareholder Risk – To the extent a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor or another fund advised by Harrison Street) or a small group of shareholders, the Fund is subject to the risk that a redemption by that shareholder or group could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.harrisonstlistedinfra.com.

Management

Investment Adviser

Harrison Street Private Wealth LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Tidal Investments LLC (the “Sub-Adviser”), a Tidal Financial Group company serves as investment sub-adviser to the Fund.

Portfolio Managers

Robert Becker, Head of Real Assets and Chief Investment Strategist of the Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

Hasan Goncu, Managing Director of Listed Investments, Portfolio Manager and Senior Equity Research Analyst of the Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

Casey Frazier, CFA®, Chief Investment Officer of the Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

Andy Hicks, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

Qiao Duan, CFA®, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.harrisonstlistedinfra.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.